UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Ultragenyx Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court
Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 483-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below, at its Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2026, the stockholders of Ultragenyx Pharmaceutical Inc. (“Ultragenyx” or the “Company”) approved the Third Amended and Restated 2023 Incentive Plan (the “Third A&R 2023 Plan”). The Third A&R 2023 Plan is described in more detail in Ultragenyx’s 2026 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2026.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Third A&R 2023 Plan, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2026, the Company held its Annual Meeting. As of the record date of March 23, 2026, 98,317,221 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 84,786,388 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting.

Proposal No. 1 – Election of Class I Directors

At the Annual Meeting, the Company’s stockholders elected the Class I director nominees below to the Company’s Board of Directors to hold office until the 2029 Annual Meeting of Stockholders or until their successors are elected. The votes on Proposal 1 were as follows:

Class I Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Emil D. Kakkis, M.D., Ph.D.	72,517,613	1,056,885	11,211,890
Shehnaaz Suliman, M.D.	65,801,638	7,772,860	11,211,890
Daniel G. Welch	66,301,426	7,273,072	11,211,890

Proposal No. 2 – Approval of the Third A&R 2023 Plan

At the Annual Meeting, the Company’s stockholders approved the Third A&R 2023 Plan. The votes on Proposal 2 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,659,150	22,888,600	26,748	11,211,890

Proposal No. 3 – Ratification of Selection of Independent Registered Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026. The votes on Proposal 3 were as follows:

Votes For	Votes Against	Abstentions
84,551,399	221,802	13,187

Proposal No. 4 – Advisory (Non-Binding) Vote to Approve Executive Compensation

At the Annual Meeting, the Company’s stockholders voted, on an advisory basis, in favor of a resolution approving the compensation the Company pays to its “named executive officers” as described in the Proxy Statement. The votes on Proposal 4 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,945,277	2,594,517	34,704	11,211,890

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amended and Restated 2023 Incentive Plan
104	The cover page from the Company’s Current Report on Form 8-K dated May 14, 2026 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultragenyx Pharmaceutical Inc.

Date:	May 18, 2026	By:	/s/ Howard Horn
Howard Horn Executive Vice President, Chief Financial Officer, Corporate Strategy